atrinsic

Media for What's Next

2009 Atrinsic

21st Annual Orange County Growth Stock Conference

Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, about NWMO and its affiliates. Forward-looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of NWMO's management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: general economic conditions; geopolitical events and regulatory changes; requirements or changes adversely affecting the businesses in which New Motion is engaged; demand for the products and services that New Motion provides, as well as other relevant risks detailed in NWMO's filings with the Securities and Exchange Commission. The information set forth herein should be read in light of such risks. of NWMO assumes no obligation to update the information contained therein.

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Media for What's Next

Agenda

- Company Overview
- Addressable Market
- Our Business
- Atrinsic Media
- Atrinsic Interactive
- Operating & Financial Highlights
- Investment Highlights

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Media for What's Next

Company Overview

Atrinsic is an integrated media company who drives growing audiences from our content network and third party distribution channels to acquire high value customers for advertisers and our own products.

BUILD AUDIENCES
Search
Display
Syndication
Social Media

+

PRODUCT & CONTENT
Online
Mobile

+

MONETIZATION
ROI Advertising
Premium
Subscriptions

=

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Media for What's Next

Addressable Markets

Online Advertising & Mobile Content: Two Leading Growth Areas of Digital Media



Revenues in Billions
$0
$10
$20
$30
$40
$50
$1,7
$5,5
$0.3
$5.9
$12.2
$18.9
$17,8
$22,6
$25.0
$47.7
CAGR = 14%
CAGR = 17%
Online Music(1)
Online Video(2)
Online Ads(3)
Video Game Software(4)
Mobile Content(5)
2006
2010
Online Advertising
Mobile Content

Source: (1) IDC Worldwide Paid Online Music Service Revenue, includes Pay-per-download, subscription and premium internet radio, (2) Strategy Analytics, includes downloads, rentals and subscriptions of TV shows, movies and other pre-recorded video, (3) IDC Worldwide Videogame Software Revenue, (4) Zenith Optimedia, (5) IDC Worldwide Mobile Content Revenue

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Media for What's Next

Our Business – 2 Divisions

	ATRINSIC MEDIA	ATRINSIC INTERACTIVE
Core Business	❖ Music ❖ Lifestyle ❖ Games ❖ Finance	❖ Lead Generation ❖ Merchant Transactions
Estimated Revenues	❖ Approx 52% Revenue	❖ Approx 48% Revenue
Key Metrics	❖ Cost per Impression ❖ Revenue per Impression ❖ Lifetime Value	❖ Sales Volume ❖ Cost per Action ❖ Cost per Conversion
Highlights	❖Top 100 comScore ❖Over 30K Registrations p/d	❖ Top 10 Search Agency ❖ Tier 1 Brand Customers

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Media for What's Next

Atrinsic Media

A Media Network consisting of a network of channels that are tailored to our proprietary products and unique advertisers

Vertical Categories	Audience Owner		Monetization	
Products & Content	Media Ownership	3rd Party Media Distribution	Advertising Services	Premium Subscription
Two Screen Convergence	*Proprietary*	*Arbitrage*	*ROI Driven*	*Mobile & Landline*

Positioned Against Key Digital 2.0 Consumer Trends:

- Consumer navigates via search, not digital 1.0 directory portals
- Fragmented audiences aggregating niche content
- Internet 2.0 operating systems are convergence & social media

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Media for What's Next

Atrinsic Media

A Network of Media Sites Generating Sales and Leads for our Proprietary Subscription Memberships and Top Tier Advertisers

- **Games**: GatorArcade, GameFiesta
- **Shopping**: shop it, SentBySanta.com
- **Music**: EZ Tracks, KaZaA, ringtone.com, MMP3G
- **Earn & Win**: L4P, MARKET-PANEL
- **Lifestyle**: imatchup, Recipe Rewards
- **Finance**: Planning Town, FindInsuranceNow.com, INSURANCE.COM

Atrinsic Media Case Study – Shopit.com

- Only true social media affiliate network and leading social commerce application
- Dominant presence amongst all major Social Networks
- 110 Million Daily Impressions
- Only social media ad network that utilizes its own inventory for targeted brand advertising along with partnered apps
- Exclusive ad inventory that advertisers do not have access to directly


facebook
Profile
Friends
Inbox
shopit
add a service
add a product
add digital
Download songs, music videos, TV shows, podcasts, short films and more.
iTunes

Atrinsic Interactive

Applying our media planning principles and proprietary technologies for top tier ROI driven brands


Consumer Audience
ROI Driven
Data
Syndication
Tracking
Reporting
Brand Protection
Social Media
Search
Marketing
Payment
Display
Branded 3rd Party Advertisers
Lead Gen & Merchant Transactions

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Media for What's Next

Atrinsic Interactive Case Study – Top 5 Fortune 500 Insurer

What's Transpired?

- Increased lead totals by 34% in Q1 of 2008 compared to Q1 of 2007.
- Dropped cost per conversion by over 35% in Q3 2008 compared to Q3 2007.
- Cost per response over 50% lower in Sept than Feb while increasing leads by over 11%.

How'd We do it?

- Extensive Landing Page Testing
- Ad Copy Testing
- Day-Parting
- Geographic Analysis
- Social Media and Display Channels
- Account Restructure

Performance Improvements over Time Meeting Client Metrics help Build Long Term Relationships with Large Brands and Agencies

Key Monthly and Daily Operating Highlights

- 22MM to 25MM estimated unique visitors p/m; Consistent ComScore 100
- Over 50MM email addresses and 45MM Cell Phone Records
- 25K to 30K Unique Users Registering p/d
- Access to over a Billion Social Media Impressions through Unique Ad Network
- Nearly 15K Tracks p/d Downloaded from Single Promotional Music Site

Growing Scale Provides Competitive Positioning to Drive Online Audiences who are Attracted by Tailored Content and Monetized through our Own Premium Billed Subscriptions, ROI based Advertising, and Lead Generation for Brands

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Media for What's Next

Key Financial Highlights – Revenue



Approx Revenue &Adjusted EBITDA Thru First Nine Months
Atrinsic Pro Forma Results ($ Millions)
$68.72
$91.56
$114.43
$105.00
$5.18
$7.46
$3.40
$6.80
9
8
7
6
5
4
3
2
1
Q3
Q2
Q1
2005
2006
2007
2008
aEBITDA
Net Sales

Adjusted EBITDA refers to a financial measure defined as earnings before interest expense, interest income, income taxes, depreciation, amortization and non-cash stock based compensation. Adjusted EBITDA may not be comparable to EBITDA as reported by other companies because it is adjusted to exclude non-cash stock-based compensation, which is not excluded from EBITDA as reported by other companies. EBITDA also is a non-GAAP financial measure and is defined as earnings before interest expense, interest income, income taxes, depreciation and amortization.

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Media for What's Next

Key Financial Highlights – Balance Sheet

- Over $20MM Cash and Marketable Securities, No Debt
- $10MM Stock Repurchase Plan Authorized; approx 2.38MM shares @ $1.90 to date
- Low Cap Ex Business and Flexibility Managing Shifting Market Dynamics
- Leverageable Non Media Operating Costs – Significant Reductions in Operating Expenses Have Been Realized
- Recently Made Prudent, Protected, and Efficiency Investments into Performing Assets (TBR, Shopit)
- Significant Intangible Assets created in business combinations. Anticipating impairment, more as a result of market conditions, to be no less than $80 million

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Media for What's Next

Investment Highlights

Sector Comps

Atrinsic Media *– [1]AVG EV/EBITDA 7.8x*	***Atrinsic Interactive*** *– [1]AVG EV/EBITDA 2.9x*
❖ Internet Brands (Symbol: INET) ❖ Interactive Corp (Symbol: IAC) ❖ Dada Mobile (Symbol: DA.MI) ❖ Bank Rate (Symbol: RATE) ❖ Knot.com (Symbol: KNOT)	❖ Value Click (Symbol: VCLK) ❖ Digitas (Bought by Publicis) ❖ iCrossing (Independent) ❖ Aquantive (Bought by Microsoft) ❖ Reprise Media (Bought by Interpublic)

[1] JMP Securities, Feb '09

- Strong Financial Performance: Generating Positive Cash & Strong Balance Sheet to Fund Growth, Reiterating positive AEBITDA for Q408 and Sequential Growth in Q1 '09
- Industry Leader in US market with Strong Global Opportunity
- Operate in Performance Marketing where more and more Consumers & Ad Dollars shift
- Seasoned Management Team & High Caliber Board of Directors
- Stock Buyback Plan in Place; Approx 45% Held by Insiders, Formidable Outside Investors
- Stock Trading at its Cash Value and Low Valuation Compared to Sector Multiples

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Media for What's Next

atrinsic
Media for What's Next

THANK YOU